UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________________________________
FORM 8-K
______________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2014

Shiloh Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683

(State of Other	(Commission File No.)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)

880 Steel Drive, Valley City, Ohio 44280
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(330) 558-2600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 4, 2014, Shiloh Industries, Inc. (the "Company") issued a press release announcing its operating results for the third quarter ended July 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

SHILOH INDUSTRIES REPORTS THIRD QUARTER RESULTS

(a) Financial Statements:
None
(b) Pro forma financial information:
None
(c) Shell company transactions:
None
(d) Exhibits
99.1    Press Release of Shiloh Industries, Inc. dated September 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHILOH INDUSTRIES, INC.
Date:	September 4, 2014	By:	/s/ Thomas M. Dugan Name: Thomas M. Dugan Title: Vice President of Finance and Treasurer

Exhibit Index

Exhibit No.                        Description

99.1            Press Release of Shiloh Industries, Inc. dated September 4, 2014

For Immediate Release                        CONTACT:
Thomas M. Dugan
Vice President of Finance and Treasurer
Shiloh Industries, Inc.
+1 (330) 558-2600

SHILOH INDUSTRIES REPORTS THIRD QUARTER 2014 RESULTS

VALLEY CITY, Ohio, September 4, 2014 -- Shiloh Industries, Inc. (NASDAQ: SHLO) today reported financial results for its third quarter ended July 31, 2014, and year to date results.

Third Quarter Fiscal Year 2014 vs. 2013 Highlights:

•	Sales revenue for the quarter was $216.4 million, an improvement of 30 percent.

•	Gross profit for the quarter improved 35 percent and was $22.1 million.

•	Operating income for the quarter improved nearly 19 percent to $9.7 million.

•	Net income per share diluted improved 58 percent to $0.49 for the quarter.

•	Completed European acquisition of Finnveden Metal Structures on June 30, 2014

Third Quarter Fiscal Year 2014 Results:

Sales revenue was $216.4 million for the third quarter of fiscal year 2014, an increase of 30.3 percent from $166.1 million compared to the third quarter of fiscal year 2013. Revenue outperformed the light vehicle market growth rate in North America and Europe of 9.5 percent and 5.0 percent, respectively, over the third quarter of 2013. This growth was accomplished through product launches, market gains, product mix and sales added from acquisitions.

Gross profit for the third quarter improved 35 percent to $22.1 million, or 10.2 percent of sales revenue, compared to $16.4 million, or 9.9 percent of sales revenue, for the third quarter of 2013. The business continues to contribute to the positive change in gross profit through investments in manufacturing technologies on current programs and new program launches.

Operating income improved nearly 19 percent to $9.7 million, compared to $8.2 million for the same period last year.

Net income increased 58 percent for the third quarter of fiscal year 2014 to $8.3 million, or $0.49 per share diluted compared to the prior year third quarter net income of $5.3 million, or $0.31 per share diluted. During the current quarter, the Company claimed additional research and development tax credits related to its business activities from 2010 to 2013, improving earnings per share by $0.14 per share diluted. Current operations increased earnings per share diluted by nearly 13% excluding these tax credits.

First Nine Months 2014 Results:

Sales revenue improved $115.3 million to $608.9 million, a 23.4 percent improvement, as compared to the first nine months of fiscal 2013 of $493.6 million. Gross profit improved 31.2 percent and was driven by productivity actions, higher sales revenue compared to market growth, new product launches and sales added from acquisitions. Operating income for the first nine months of fiscal 2014 improved 27.8 percent to $30.4 million, compared to $23.8 million for the first nine months of the previous year. Net income for the first nine months of fiscal 2014 was

$21.4 million, or $1.25 per share diluted, an improvement of 41.7 percent over the prior year’s net income of $15.1 million, or $0.89 per share diluted.

The net cash flow provided by operating activities for the first nine months of 2014 generated $16.2 million. Capital expenditures were $24.0 million, reflecting the Company’s continued investment in both maintenance and technology capital.

“In August, we announced our newest addition to our BlankLightTM family of products; an aluminum laser welded blank. This breakthrough technology allows automakers to further reduce mass compared to existing steel and aluminum monolithic methods without compromising part integrity or formability”, said Ramzi Hermiz, president and chief executive officer. “Growth through technology and innovation have been an important part of our strategy the past 2 years and we are seeing signs that our customers value this approach. We have strengthened our technology and product offerings, improved margins, expanded our footprint as well as diversified our customer portfolio, and we will continue to do so as we strive towards Lightweighting Without Compromise.”

A conference call to discuss third quarter 2014 results will be held on Thursday, September 4, 2014, at 11:00 a.m. EDT. To listen to the conference call, dial +1 (888) 510-1765 (U.S. and Canada) or +1-719-325-2361 (International/caller-paid) approximately five minutes prior to the start time and request the Shiloh Industries third quarter conference call.

About Shiloh Industries, Inc.

Shiloh Industries Inc. (NASDAQ: SHLO), is a leading global supplier of lightweighting and NVH solutions to the automotive, commercial vehicle and other industrial markets. The company offers the broadest portfolio of lightweighting solutions in the industry, capable of delivering solutions in steel, steel alloys, aluminum and magnesium. Shiloh delivers these solutions through design, engineering and manufacturing of first operation blanks, engineered welded blanks, complex stampings, modular assemblies and highly engineered aluminum and magnesium die casting and machined components serving the body-in-white, emission, powertrain, structural and seating needs of OEM and Tier 1 customers. Shiloh has locations across North America, Europe and Asia and approximately 3,000 employees. For more information visit www.shiloh.com.

###

Forward-Looking Statements
Certain statements made by Shiloh Industries, Inc. (the "Company") in this release and other periodic oral and written statements, including filings with the Securities and Exchange Commission, regarding the Company's operating performance, events or developments that the Company believes or expects to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales, earnings expectations, cost savings, awarded sales, volume growth, earnings or general belief in the Company's expectations of future operating results are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made on the basis of management's assumptions and expectations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all, of the risks include the ability of the Company to accomplish its strategic objectives; the ability to obtain future sales; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities; costs related to legal and administrative matters; the Company's ability to realize cost savings expected to offset price concessions; the Company's ability to successfully integrate acquired businesses, including businesses located outside of the United States; risks associated with doing business internationally, including economic, political and social instability, foreign currency exposure and the lack of acceptance of our products; inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel and utility costs; work stoppages and strikes at the Company's facilities and that of the Company's customers or suppliers; the Company's dependence on the automotive and heavy truck industries, which are highly cyclical; the dependence of the automotive industry on consumer spending, which is subject to the impact of domestic and international economic conditions, including increased energy costs affecting car and light truck production, and regulations and policies regarding international trade; financial and business downturns of the Company's customers or vendors, including any production cutbacks or bankruptcies; increases in the price of, or limitations on the availability of, steel, aluminum or magnesium, the Company's primary raw materials, or decreases in the price of scrap steel; the successful launch and consumer acceptance of new vehicles for which the Company supplies parts; the occurrence of any event or condition that may be deemed a material adverse effect under the Company’s outstanding indebtedness or a decrease in customer demand which could cause a covenant default under the Company’s outstanding indebtedness; pension plan funding requirements; and other factors, uncertainties, challenges and risks detailed in the Company's other public filings with the Securities and Exchange Commission. Any or all of these risks and uncertainties could cause actual results to differ materially from those reflected in the forward-looking statements. These forward-looking statements reflect management's analysis only as of the date of this release.
The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. In addition to the disclosures contained herein, readers should carefully review risks and uncertainties contained in other documents the Company files from time to time with the Securities and Exchange Commission.

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollar amounts in thousands)

	July 31, 2014	October 31, 2013
	(Unaudited)
ASSETS
Cash and cash equivalents	$11,120	$398
Investment in marketable securities	1,381	—
Accounts receivable, net of allowance for doubtful accounts of $281 and $341 at July 31, 2014 and October 31, 2013, respectively	133,538	116,837
Related-party accounts receivable	198	673
Income tax receivable	326	—
Inventories, net	88,170	42,924
Deferred income taxes	2,508	2,829
Prepaid expenses	10,849	3,095
Other assets	—	23
Total current assets	248,090	166,779
Property, plant and equipment, net	234,174	197,874
Goodwill	17,541	6,768
Intangible assets, net	39,740	17,605
Deferred income taxes	2,521	—
Other assets	5,531	2,927
Total assets	$547,597	$391,953
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current debt	$2,091	$882
Accounts payable	129,874	87,977
Accrued income taxes	—	1,666
Other accrued expenses	34,954	26,416
Total current liabilities	166,919	116,941
Long-term debt	205,841	119,384
Long-term benefit liabilities	19,116	21,287
Deferred income taxes	1,556	969
Interest rate swap agreement	1,360	—
Other liabilities	1,069	2,223
Total liabilities	395,861	260,804
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 per share; 5,000,000 shares authorized; no shares issued and outstanding at July 31, 2014 and October 31, 2013, respectively	—	—
Common stock, par value $.01 per share; 25,000,000 shares authorized; 17,192,179 and 17,031,316 shares issued and outstanding at July 31, 2014 and October 31, 2013, respectively	172	170
Paid-in capital	67,755	66,312
Retained earnings	112,165	90,749
Accumulated other comprehensive loss, net	(28,356)	(26,082)
Total stockholders’ equity	151,736	131,149
Total liabilities and stockholders’ equity	$547,597	$391,953

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)

	Three Months Ended July 31,		Nine Months Ended July 31,
	2014	2013	2014	2013
Net revenues	$216,389	$166,059	$608,900	$493,588
Cost of sales	194,289	149,685	547,952	447,142
Gross profit	22,100	16,374	60,948	46,446
Selling, general and administrative expenses	12,374	8,297	34,528	22,737
Asset recovery	—	(110)	(4,026)	(117)
Operating income	9,726	8,187	30,446	23,826
Interest expense	1,191	671	3,004	1,665
Interest income	(2)	(8)	(7)	(27)
Other (income) expense	(147)	29	(104)	74
Income before income taxes	8,684	7,495	27,553	22,114
Provision for income taxes	335	2,213	6,136	6,999
Net income	$8,349	$5,282	$21,417	$15,115
Earnings per share:
Basic earnings per share	$0.49	$0.31	$1.25	$0.89
Basic weighted average number of common shares	17,118	17,007	17,081	16,998
Diluted earnings per share	$0.49	$0.31	$1.25	$0.89
Diluted weighted average number of common shares	17,175	17,051	17,157	17,045

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Dollar amounts in thousands)

	Three Months Ended July 31,		Nine Months Ended July 31,
	2014	2013	2014	2013
Net income	$8,349	$5,282	$21,417	$15,115
Other comprehensive income, net of tax:
Defined benefit pension plans & other postretirement benefits
Actuarial net gain	268	—	806	—
Asset net loss	(816)	—	(1,962)	—
Recognized gain	318	—	649	—
Income tax - benefit	86	—	191	—
Total defined benefit pension plans & other post retirement benefits, net of tax	(144)	—	(316)	—
Marketable securities:
Unrealized gain on marketable securities	750	—	854	—
Income taxes on unrealized gain on marketable securities	(134)	—	(171)	—
Reclassification adjustments for gain on marketable securities included in net income	(365)	—	(365)	—
Total marketable securities, net of tax	251	—	318	—
Derivatives and hedging:
Unrealized loss on interest rate swap agreements	(457)	—	(1,360)	—
Income taxes on interest rate swap agreements	175	—	517	—
Change in fair value of derivative instruments, net of tax	(282)	—	(843)	—
Foreign currency translation adjustments:
Foreign currency translation loss	(1,433)	—	(1,433)	—
Income taxes on foreign currency translation	—	—	—	—
Unrealized loss on foreign currency translation, net of tax	(1,433)	—	(1,433)	—
Comprehensive income, net	$6,741	$5,282	$19,143	$15,115

SHILOH INDUSTRIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	Nine Months Ended July 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$21,417	$15,115
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,094	14,363
Asset recovery	(4,026)	(117)
Amortization of deferred financing costs	644	225
Deferred income taxes	(1,078)	472
Stock-based compensation expense	430	561
Gain on sale of assets	(429)	(3)
Gain on sale of marketable securities	(332)	—
Changes in operating assets and liabilities:
Accounts receivable	13,175	(212)
Inventories	(18,368)	6,833
Prepaids and other assets	(1,689)	239
Payables and other liabilities	(11,607)	(9,114)
Accrued income taxes	(1,992)	1,028
Net cash provided by operating activities	16,239	29,390
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(24,027)	(18,584)
Investment in marketable securities	(1,527)	—
Acquisitions, net of cash acquired	(66,469)	(67,723)
Proceeds from sale of assets	4,746	119
Proceeds from sale of marketable securities	967	—
Net cash used for investing activities	(86,310)	(86,188)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of dividends	—	(4,226)
Payment of capital leases	(170)	—
Proceeds from long-term borrowings	104,100	81,750
Repayments of long-term borrowings	(23,756)	(19,900)
Payment of deferred financing costs	(150)	(526)
Proceeds from exercise of stock options	928	164
Net cash provided by financing activities	80,952	57,262
Effect of foreign currency exchange rate fluctuations on cash	(159)	—
Net increase in cash and cash equivalents	10,722	464
Cash and cash equivalents at beginning of period	398	174
Cash and cash equivalents at end of period	$11,120	$638

Supplemental Cash Flow Information:	$2,294	$1,455
Cash paid for interest	$6,815	$5,449

Non-cash Investing and Financing Activities:
Equipment acquired under capital lease	$1,679	$—